UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2004

DORCHESTER MINERALS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

3738 Oak Lawn, Suite 300 Dallas, Texas	75219

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 559-0300

N/A

(Former name, former address and former fiscal year,

if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Slide Presentation

Item 9. Regulation FD Disclosure.

In accordance with General Instruction B.2 of Form 8-K, the following information and the exhibits referenced therein is being furnished under Item 9 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On April 19, 2004, William Casey McManemin, the Chief Executive Officer of Dorchester Minerals, will participate as a member of the Minerals & Royalties panel at the Private Capital Conference hosted by the Independent Petroleum Association of America. As a member of the panel, Mr. McManemin will discuss historical financial and operational information of Dorchester Minerals. The slide presentation Mr. McManemin will use in connection with his presentation is attached as Exhibit No. 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DORCHESTER MINERALS, L.P.
Registrant

	by	Dorchester Minerals Management LP
its General Partner,
	by	Dorchester Minerals Management GP LLC
its General Partner

Date: April 16, 2004	By:	/s/ William Casey McManemin

William Casey McManemin Chief Executive Officer